UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2019

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07    Other Events.

On May 16, 2019, the Emergent Capital, Inc. (the “Company”) held its Annual Meeting of Shareholders. The results of matters submitted to a vote were as follows:

Proposal One - Election of Directors:

The shareholders elected each of the director nominees set forth below for a one-year term expiring at the next Annual Meeting of Shareholders. The shareholders voted as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. Curry	113,169,244	1,465,401	20,326,021
Patrick T. Brennan	113,169,244	1,465,401	20,326,021
Matthew Epstein	112,739,490	1,895,155	20,326,021
Matthew D. Houk	113,174,244	1,460,401	20,326,021
James Hua	113,174,244	1,460,401	20,326,021
Robert Knapp	113,169,244	1,465,401	20,326,021
Roy J. Patterson	112,747,577	1,887,068	20,326,021
Joseph E. Sarachek	112,752,577	1,882,068	20,326,021
James G. Wolf	113,169,244	1,465,401	20,326,021

Proposal Two – Non-binding Advisory Vote on Executive Compensation.

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2018. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
111,631,865	2,853,786	148,994	20,326,021

Proposal Three – Non-Binding Advisory Vote to Determine the Frequency of Shareholder Advisory Votes on Executive Compensation.

The shareholders approved, on a non-binding advisory basis, the frequency of a shareholder advisory vote on executive compensation every year. The shareholders voted as follows:

1 Year	2 Years	3 Years	Abstain
113,926,349	131,150	538,446	38,700

In accordance with the expressed preference of our shareholders reflected in the non-binding advisory vote results for this Proposal Three, the Company will include an advisory shareholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than its annual meeting of shareholders in 2025.

Proposal Four – Ratification of Appointment of Independent Registered Public Accountant.

The selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019 was ratified by shareholders. The shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
133,976,502	698,391	285,773	--

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT CAPITAL, INC.
Dated: May 16, 2019	By:	/s/ Miriam Martinez
Miriam Martinez Chief Financial Officer